SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2004

DOCUCORP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-1033864	75-2690838
(State of	(Commission File	(IRS employment
incorporation)	Number)	identification no.)

5910 North Central Expressway, Suite 800
Dallas, Texas 75206
(Address of principal executive offices)

Registrant’s telephone number, including area code 214-891-6500

Item 9.01. Financial Statements and Exhibits
Item 2.02. Results of Operations and Financial Condition
Press Release

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit 99.1— Press release, dated September 2, 2004.

Item 2.02. Results of Operations and Financial Condition

The information in this report is furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

     On September 2, 2004, the Company issued a press release regarding its results of operations for the quarter and twelve months ended July 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCORP INTERNATIONAL, INC.
Date: September 7, 2004	By:	/s/ John H. Gray
John H. Gray,
Senior Vice President, Finance and Administration

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